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[GOLD BANC LOGO]

KBW Conference

New York City

July 30, 2003

Agenda

•      Introductions

•      Our company today

•      What is different

•      What is not different

•      Our core businesses

•      Overview of Current Markets

•      Key performance metrics

•      Strategic priorities

[GOLD BANC LOGO]

Introductions

Mick Aslin

President & Chief Executive Officer

Rick Tremblay

Chief Financial Officer

Gold Banc Today

In a nutshell:
“Business is good at Gold Banc,
but
it’s not business as usual”

Our company today

•              What is different

•              What is not different

What Is Different

•              New Leadership

•             Experienced top level bankers from larger banks

•             Team Focus

•              New way of doing business

•             More open communication

•             More process

•             Integrity

•             Transparency in all financial dealings

•             Currently evaluating lines of business, markets

What Is Not Different

•              Commitment to growth

•              Business model

•              Strategic focus

Historical Strategies

1978 - 1996	1996 - 1998	1998 - 2000	2001 - 2003

Primary Strategy	Primary Strategies	Primary Strategies	Primary Strategies

• Growth through acquisition of small banks in out-state Kansas and Missouri	• Continued growth through acquisition of small banks in out-state Kansas • Revenue diversification through acquisition of non-bank subsidiaries	• Geographic expansion through acquisition of larger banks in Oklahoma and Florida • Continued revenue diversification through further acquisition of non-bank subsidiaries	• Creating a strongly defined “community banking” strategy • Consolidating charters & improving efficiency • Divesting selected outstate branches • Acquiring branches in metropolitan markets

IPO November 1996	Common Stock Peaks June 1998	Common Stock Reaches Low December 2000	Today

Perspective on Gold Banc

[CHART]

•                  GLDB: A textbook example of a company phasing into the second stage of its development

•                  Developmental Stage:

•                  The Gullion era

•                  Rapid growth and change

•                  Multiple acquisitions

•                  Founder/CEO

•                  Sacrifice earnings for growth

•                  Stabilization Stage:

•                  The Aslin era

•                  Consistent but still strong growth

•                  Leveraging prior investments

•                  Pruning, refining

•                    New management is less “emotional” about the Company and will do what is right in the eyes of the shareholders

•                    As a significantly asset sensitive commercial bank, there is upside in the earnings and performance when rates begin to rise

•                    The Florida market is misunderstood and seen by some as a distraction rather than a lucrative place to do business

•                    Current management as less likely to grow rapidly through acquisition

•                    Gold management has been very clear with the market that the bank is reviewing all possible alternatives

Current Strategy - Execution

Execution of a strongly defined community banking and wealth management strategy has led to…

Community Banking Model	Community Banking and Wealth Management Strategy

• Strong, experienced management teams	• Markets with strong growth potential

• Decentralized operating structure	• Targeting affluent business owners

• Strong bankers in local markets	• Providing a full range of financial services

• High level of personalized service	• Developing strong relationships

Current Strategy - Results and Opportunities

… solid financial performance and opportunities to continue building shareholder value

Solid Results	Opportunities
• Increased market share	• Building an image founded on credit quality, earnings quality and profitability
• Recent financial performance
• Strong loan growth	• Continued refinement of geographic strategy
• Strong earnings growth	• High level of management credibility and corporate governance standards
• Improving profitability
• Credit quality
• High quality in Kansas and Florida
• Continued improvement in Oklahoma

Current Strategy - Challenges

Despite the Company’s past accomplishments, it still faces a number of challenges . . .

•             Build investor confidence

•             Continued challenges in deposit gathering

•             Continued low interest rates will pressure margins

•             Tarnished image as a result of the investigation

•             Assess the strategic direction of the non-bank subsidiaries

•             Establish a defined geographic strategy

Our Core Business

•             Overview of Current Markets

Gold Banc Today

•                  Has emerged from …

•                  22 acquisitions

•                  Leadership transition

•                  Adversity

•                  With …

•                  Critical mass

•                  Strong asset quality

•                  Solid EPS growth

•                  Great people

•                  Great locations – 61 branches – 4 states

•                  Five distinct markets

Perspective on Gold Banc

Attractive underlying growth from its large, high growth markets should provide Gold Banc the ability to reposition its franchise and expand

However, Gold Banc’s ability to build via acquisition in these markets may prove to be challenging

•             51% of Gold Bank’s deposits are in counties with superior demographics to the US as a whole

Franchise Growth Profile:  2002 – 2007E (%)

	Gold Bank (1)
Growth	Overall Franchise	High Growth Markets	Other Markets	Peers	US Average

Population	3.6	7.4	(0.3)	1.3	4.8
Household	4.1	7.9	0.2	2.3	5.4
Household Income	18.4	19.9	16.8	17.4	16.3
% of Franchise	100.0	51.0	49.0	—	—

NOTE: Deposit weighted on a county basis

(1) Charlotte, FL; Hillsborough, FL; Johnson, KS; Manatee, FL; Sarasota, FL

Key High Growth Counties

County	% of GLDB	Rank (#)	Market Share (%)	Total Deposits ($mm)	Acquirable Deposits ($mm)

Johnson, KS	32.2	3	8.5	9,405	1,093
Manatee, FL	11.7	2	8.3	3,490	589
Charlotte, FL	3.6	8	3.8	2,327	129
Sarasota, FL	2.3	23	0.7	7,889	554
Hillsborough, FL	1.2	29	0.3	11,712	1,809

Overview of Current Markets

We view Gold Banc as operating in five distinct markets. . .

•             Kansas City Metropolitan Market

•             Kansas/Missouri Out-state Market

•             Oklahoma Metropolitan Markets

•             Oklahoma City Metropolitan Market

•             Tulsa Metropolitan Market

•             Oklahoma Out-state Market

•             Florida Market

Gold Bank Kansas

Assets Growth and Assets per FTE

(IN MILLIONS)

[CHART]

Return on Equity

[CHART]

Return on Assets

[CHART]

Kansas City Metropolitan Market

Deposit Market Share Rankings:

•             #6 in State of Kansas

•             #9 in Kansas City MSA

Opportunities:

•             Strong loan demand

•             Small business market still growing

•             Affluent segment projected to increase

•             Strong, established relationships

[CHART]

Constraints:

•             Slow deposit growth

•             High level of competition for deposits

Kansas/Missouri Outstate Market

Deposit Market Share Rankings:

•             #8 in St. Joseph MSA

•             #1 in Nemaha County

•             #2 in Washington County

•             #2 in Marshall County

•             #1 in Clay County

Opportunities:

•             Dominant bank in several counties

[CHART]

Constraints:

•             Stagnant deposit growth

•             Higher cost of deposits

•             Low level of branch profitability

•             Low economic growth

•             Minimal loan opportunities

Gold Bank Oklahoma

Assets Growth and Assets per FTE

(IN MILLIONS)

[CHART]

Return on Equity

[CHART]

Return on Assets

[CHART]

Oklahoma City Metropolitan Market

Deposit Market Share Rankings:

•             #11 in State of Oklahoma

•             #17 in Oklahoma City MSA

Opportunities:

•             Good loan demand in certain industry segments

•             Low cost of deposit base

[CHART]

Constraints:

•             Highly competitive local banks

•             Less affluent market

•             Low expected population growth

•             Insufficient critical mass

Tulsa Metropolitan Market

Deposit Market Share Rankings:

•             #9 in City of Tulsa

•             #13 in Tulsa MSA

Opportunities:

•             Low cost deposit base

•             Most affluent market in state

[CHART]

Constraints:

•             Highly competitive local banks

•             Low expected population growth

•             Insufficient critical mass

Oklahoma Outstate Market

Deposit Market Share Rankings:

•             #1 in Kiowa County

•             #7 in Garfield County

•             #1 in Kingfisher County

•             #1 in Washita County

Opportunities:

•             Low cost deposit base

•             Dominant bank in several counties

[CHART]

Constraints:

•             Credit quality issues in agricultural lending

•             Low economic growth

•             Low level of branch profitability

Gold Bank Florida

Assets Growth and Assets per FTE

(IN MILLIONS)

[CHART]

Return on Equity

[CHART]

Return on Assets

[CHART]

Florida Market

Deposit Market Share Rankings:

•             #7 in Sarasota - Bradenton MSA

•             #49 in State of Florida

•             #50 in Tampa - St. Petersburg -Clearwater MSA

Opportunities:

•             Strong loan demand

•             Strong population growth

•             Affluent segment projected to increase

•             Small business segment growing

[CHART]

Constraints:

•             Highly competitive lending market

•             Higher cost deposits

Key Performance Metrics

•                  Gold Banc

Growth Trends Since 1998

(Dollars in millions)

Assets

GLDB 1998 to 06/03 CAGR = 15.1%

'98 - '02 Peer Median = 11.4%

[CHART]

Net Loans

GLDB 1998 to 06/03 CAGR = 15.3%

'98 - '02 Peer Median = 14.4%

[CHART]

Deposits

GLDB 1998 to 06/03 CAGR = 11.4%

'98 - '02 Peer Median = 12.1%

[CHART]

Core Income

GLDB 1998 to 2003 First Call Est. CAGR = 10.3%

'98 - '02 Peer Median = 12.4%

[CHART]

GLDB Peer Group includes banks headquartered in KS, OK, MO, NE, CO, AR & TX with $1 billion to $15 billion in assets

Core Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities

Historical Performance Review

Core Return on Average Assets (%)

[CHART]

Core Return on Average Equity (%)

[CHART]

Net Interest Margin (%)

[CHART]

Efficiency Ratio (%)

[CHART]

GLDB Peer Group includes banks headquartered in KS, OK, MO, NE, CO, AR & TX with $1 billion to $15 billion in assets

 Core Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities

Financial Analysis - Capital Structure

Total Equity Growth

[CHART]

Total Risk-Based Capital

[CHART]

Equity / Assets

[CHART]

Total Capital Ratio

[CHART]

Financial Analysis - Non-Interest Income

Non-interest Income / Average Assets
1998 - 2002

[CHART]

Financial Analysis - Non-interest Expense(1)

Non-interest Expense / Average Assets
1998 - 2002

[CHART]

(1) Excludes consolidation/repositioning/pooling expense

Key Performance Metrics

•             Common Stock Trading Analysis

Relative Stock Price Performance: One Year

[CHART]

Relative Stock Price Performance: Three Years

[CHART]

Historical Price to Book Value

Last Twelve Months

[CHART]

Last Three Years

[CHART]

Last Five Years

[CHART]

Historical Price to Tangible Book Value

Last Twelve Months

[CHART]

Last Three Years

[CHART]

Last Five Years

[CHART]

Our Strategic Priorities

Our Strategic Priorities – Key Ratios

•                  Equity capital ratio for Corporation at 8.0%

•                  Liquidity level for Banks at 20%

•                  Loan to deposit ratio for Banks at 90%

•                  Annual EPS growth to exceed 10%

•                  Return on equity to exceed 15%

•                  Efficiency ratio for Corporation below 60%

Our Strategic Priorities

•                  Deposit and Funding Strategy

•                  Branching Strategy

•                  Operational Improvements/Re-engineering:

•                       Loan Operations Consolidation

•                       Item Processing

•                       Call Center

•                       Deposit Operations Consolidation

•                       Mortgage Processing

•                  Staff Count Analysis and Adjustments

•                  Regulatory Issues

Questions

Forward Looking Information

•                       The presentation may contain comments or information that constitute forward looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in the forward-looking statements or materials.  Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame; (2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.